                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                   MONACO COACH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                            MONACO COACH CORPORATION

                              91320 INDUSTRIAL WAY
                              COBURG, OREGON 97408

                            ------------------------

                         SUPPLEMENT TO PROXY STATEMENT

TO THE STOCKHOLDERS:

    You recently received a copy of the Proxy Statement, dated April 29, 1997, of Monaco Coach Corporation for the Annual Meeting of Stockholders to be held on May 15, 1997. In connection with the final preparation of the Proxy Statement, the following information was inadvertantly omitted.

    Enclosed are two additional pages for inclusion in your copy of the Proxy Statement. In the event that you have already returned your Proxy Card and wish to change your vote as a result of this correction, new proxy cards may be obtained upon request from the undersigned, Secretary of the Company, at (219) 295-8060. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

                                          FOR THE BOARD OF DIRECTORS

                                          RICHARD E. BOND
                                          SECRETARY

Dated: May 5, 1997

SECURITY OWNERSHIP

    The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of March 1, 1997 (except as otherwise indicated), by: (i) each person who is known by the Company to own beneficially more than five percent of the Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers, and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                                                               BENEFICIAL OWNERSHIP
                                                                                            ---------------------------
NAME                                                                                          SHARES     PERCENTAGE(1)
------------------------------------------------------------------------------------------  ----------  ---------------
Liberty Partners Holdings 2, L.L.C. (2) ..................................................   1,276,931         28.8%
  c/o Liberty Capital Partners, Inc.
  1177 Avenue of the Americas
  New York, N.Y. 10036
Michael J. Kluger (3) ....................................................................   1,277,931         28.8%
  c/o Liberty Capital Partners, Inc.
  1177 Avenue of the Americas
  New York, N.Y. 10036
Carl E. Ring, Jr. (4) ....................................................................   1,276,931         28.8%
  c/o Liberty Capital Partners, Inc.
  1177 Avenue of the Americas
  New York, N.Y. 10036
Kay L. Toolson (5) .......................................................................     637,107         14.3%
  c/o Monaco Coach Corporation
  91320 Industrial Way
  Coburg, OR 97408
Roger A. Vandenberg (6) ..................................................................     271,683          6.1%
  c/o Cariad Capital, Inc.
  1 Turks Head Place
  Providence, R.I. 02903
Bass Management Trust (7) ................................................................     251,000          5.7%
  201 Main St., Suite 3200
  Fort Worth, TX 76102
D. Page Robertson (5).....................................................................      67,990          1.5%
John W. Nepute (5)........................................................................      44,750          1.0%
Richard A. Rouse (5)......................................................................      12,800         *
James V. Sheldon (5)......................................................................       1,748         *
Richard E. Bond (5).......................................................................         240         *
All directors and executive officers as a group (9 persons) (3)(4)(5)(6)..................   2,314,249         51.6%

------------------------

*   Less than one percent.

(1) Applicable percentage of beneficial ownership is based on 4,437,742 shares of Common Stock outstanding as of March 1, 1997 together with applicable options for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days after March 1, 1997 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other stockholder.

(2) Liberty Partners Holdings 2, L.L.C., a Delaware limited liability company, holds 1,276,931 shares of Common Stock. The members of Liberty Partners Holdings 2, L.L.C. are Liberty Investments 5, Inc.,

                                       9A
    which is beneficially owned by the State Board of Administration of Florida, and Liberty Investment Partners II, which is beneficially owned by, among others, Directors Michael J. Kluger and Carl E. Ring, Jr., as well as Peter
    E. Bennet and Paul J. Huston. The Manager of Liberty Partners Holdings 2, L.L.C., which has sole voting and investment power over the shares of Common Stock, is Liberty Partners, L.P. Liberty Capital Partners, Inc. is the general partner of Liberty Partners, L.P. Michael J. Kluger, Carl E. Ring, Jr., Peter E. Bennett and Paul J. Huston are directors and stockholders of Liberty Capital Partners, Inc.

(3) Includes 1,000 shares held by Mr. Kluger directly. Also includes the shares held of record by Liberty Partners Holdings 2, L.L.C. See Note (2) above.

(4) Includes the shares held of record by Liberty Partners Holdings 2, L.L.C. See Note (2) above.

(5) Includes the number of shares subject to options which are exercisable within 60 days of March 1, 1997 by the following persons: Mr. Toolson (6,000 shares), Mr. Rouse (4,800 shares), Mr. Nepute (12,120 shares), Mr. Robertson (12,220 shares), Mr. Sheldon (500 shares) and Mr. Bond (240 shares).

(6) Includes 100 shares held of record by Monaco Capital Partners. Mr. Vandenberg, as the managing general partner of Monaco Capital Partners, has the sole right to direct the voting and disposition of securities of the Company held by Monaco Capital Partners, except for 19 shares. Mr. Vandenberg may therefore be deemed to be a beneficial owner of all of the 100 shares held of record by Monaco Capital Partners. Cariad Capital, Inc., of which Mr. Vandenberg is President, currently receives consulting and management fees of $72,000 per year from the Company pursuant to the terms of a management contract scheduled to expire on September 23, 1998.

(7) Includes the shares held of record by the following entities: The Bass Management Trust ("BMT"), Perry R. Bass ("PRB"), Nancy L. Bass ("NLB"), Sid
    R. Bass Management Trust ("SRBMT"), Sid R. Bass ("SRB"), Lee M. Bass ("LMB"), Edward P. Bass ("EPB"), Wesley Guylay Capital Management ("WGCM"), Wesley Richard Guylay ("WRG") and Terry Guylay ("TG"), who may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. The above parties note that neither the fact of their filing with the SEC a Form 13-D on which the information as to beneficial ownership, voting and dispositive power of the shares was disclosed nor anything contained therein shall be deemed to be an admission by them that a group exists. Each of the following entities has reported shared voting or dispositive power over none of the shares over which they hold beneficial ownership. The following entities have sole voting and dispositive power over the following shares: BMT, 33,537; PRB, 33,537; NLB, 0; SRBMT, 33,437; SRB, 33,437; LMB, 33,537; EPB, 24,489; WGCM,
    125,000; WRG, 125,000; TG, 1,000.

                                       9B